Exhibit 24

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert J. Stevens
ROBERT J. STEVENS Chairman, President, Chief Executive Officer and Director

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher E. Kubasik
CHRISTOPHER E. KUBASIK Executive Vice President and Chief Financial Officer

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Martin T. Stanislav
MARTIN T. STANISLAV Vice President and Controller (Chief Accounting Officer)

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ E.C. “Pete” Aldridge, Jr.
E.C. “PETE” ALDRIDGE, JR. Director

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald
NOLAN D. ARCHIBALD Director

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marcus C. Bennett
MARCUS C. BENNETT Director

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James O. Ellis, Jr.
JAMES O. ELLIS, JR. Director

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gwendolyn S. King
GWENDOLYN S. KING Director

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James M. Loy
JAMES M. LOY Director

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas H. McCorkindale
DOUGLAS H. MCCORKINDALE Director

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Eugene F. Murphy
EUGENE F. MURPHY Director

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston
JOSEPH W. RALSTON Director

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Frank Savage
FRANK SAVAGE Director

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James M. Schneider
JAMES M. SCHNEIDER Director

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens
ANNE STEVENS Director

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James R. Ukropina
JAMES R. UKROPINA Director

February 23, 2006

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and amendments thereto and all matters required by the Commission in connection with such Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas C. Yearley
DOUGLAS C. YEARLEY Director

February 23, 2006